Exhibit 10.1

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

AND SERIES D WARRANTS

This Amendment No. 1 to Securities Purchase Agreement and Series D Warrants (this “Amendment”) is made and entered into as of September 29, 2014, and amends (i) that certain Securities Purchase Agreement, dated as of February 13, 2009, (the “Agreement”), by and among Cleveland Biolabs, Inc., a Delaware corporation (the “Company”), and the parties (each individually a “Purchaser,” and collectively the “Purchasers”) named on the purchaser signature pages attached thereto, and (ii) those certain Common Stock Purchase Warrants issued to the Purchasers pursuant to the Agreement. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

WHEREAS, the Company and the undersigned Purchasers desire to amend the Agreement to remove any and all restrictions on the Company’s ability to effect an issuance involving a Variable Rate Transaction and to amend each of the Warrants to extend the exercise price and provide anti-dilution protection for Variable Rate Transactions;

WHEREAS, Article 5.5 of the Agreement provides that the terms and provisions of the Agreement may be amended with the written consent of the Company and the Purchasers holding at least 67% of the outstanding Preferred Stock and Section 5(l) of the Warrants provides that the Warrants may be amended with the written consent of the Company and Holders holding Warrants at least equal to 67% of the Warrant Shares issuable upon exercise of all then outstanding Warrants (collectively, the “Required Purchasers”); and

WHEREAS, the undersigned are the former holders (or their transferees) of the Preferred Stock issued under the Agreement and together the undersigned constitute the Required Purchasers.

NOW, THEREFORE, IN CONSIDERATION of the foregoing recitals and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

AMENDMENT TO AGREEMENT

1.1 Amendment to Section 1.1 of the Agreement. The definition of Variable Rate Transaction is hereby deleted in its entirety from Section 1.1 of the Agreement.

1.2 Amendment to Section 4.13(b) of the Agreement. Section 4.13(b) of the Agreement is hereby deleted in its entirety from the Agreement.

1.3 Amendment to Section 4.13(d) of the Agreement. Section 4.13(d) of the Agreement is hereby amended and restated in its entirety to read as follow:

“(c) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance.”

ARTICLE 2

AMENDMENT TO WARRANTS

2.1 Amendment to First Paragraph of the Warrants. The “Termination Date” of each of the Warrants (as defined in the first paragraph of the Warrants) is hereby amended to be “March 30, 2018.”

2.2 Amendment to Section 3(b) of the Warrants. The following sentence is hereby inserted at the end of Section 3(b) in each of the Warrants:

“Notwithstanding anything to the contrary, if the Company, at any time while this Warrant is outstanding, shall issue any Common Stock or Common Stock Equivalents to entitle any Person to acquire shares of Common Stock in a Variable Rate Transaction (as defined below), then for every five million shares sold in a Variable Rate Transaction (i.e. at five million shares sold; ten million shares sold, etc.), the weighted average share price of the last five million shares shall be calculated and that share price shall then become the Exercise Price of the Warrant if such price is lower than the Exercise Price then in effect on the date of sale of the 5,000,000 (five millionth) share used in the calculation. A “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.”

ARTICLE 3

MISCELLANEOUS

3.1 Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

3.3 Conflicts. In the event of any inconsistencies between this Amendment and the Agreement or Warrants, the terms of this Amendment shall govern. Except as provided for herein, all other terms and conditions of the Agreement and Warrants shall remain unchanged and the parties hereto reaffirm the terms and conditions of such Agreement and Warrants. This Amendment may only be amended by a document, in writing, of even or subsequent date hereof, executed by the Company and the Required Purchasers.

3.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

3.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

CLEVELAND BIOLABS, INC.

By:	/s/ Yakov Kogan
Name:	Yakov Kogan
Title:	Chief Executive Officer

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual: Walter Schenker IRA / Principal Trust Company

/s/ Walter Schenker
Name:	Walter Schenker

Date:	9/26/14

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ William F. Quirk, Jr.
Name:	William F. Quirk, Jr.

Date:	11 September 2014

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Date:

Entity:

Name:	J.S.A. Investments

By:	/s/ Joelle A. Meyerson
Name:	Joelle A. Meyerson
Title:	Manager

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual: Martin H. Meyerson, Trust

/s/ Martin H. Meyerson
Name:	Martin H. Meyerson

Date:

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Date:

Entity:

Name:	MAZ Partners, LP.
1130 Route 46, Suite 22
Parsippany, NJ 07054

By:	/s/ Walter Schenker
Name:	Walter Schenker
Title:	Principal

Date:	Sept. 22, 2014

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Walter Schenker
Name:	Walter Schenker

Date:	September 22, 2014

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ James W. Harpel
Name:	James W. Harpel

Date:	9/22/14

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Paul P. Tanico
Name:	Paul P. Tanico

Date:	September 18, 2014

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Robert J. Brous
Name:	Robert J. Brous

Date:	9/18/14

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Date:

Entity:

Name:	Berdon Ventures, LLC
F. Berdon Co. LLC

By:	/s/ J. Berdon
Name:
Title:

Date:	9/18/14

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Arline McGowan
Name:	Arline McGowan

Date:	9/10/14

/s/ Richard S. McGowan
Name:	Richard S. McGowan

Date:	9/10/14

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Ellen Adams
Name:	Ellen Adams

Date:	9/10/14

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Date:

Entity:

Name:	Ellen Adams Trust

By:	/s/ Ellen Adams
Name:	Ellen Adams
Title:

Date:	9/10/14

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Date:

Entity:

Name:	James W. Harpel Trust 40

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:	Trustee

Date:	September 23, 2014

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

Name:

Date:

Entity:

Name:	Anthony Harpel Trust 40

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:	Trustee

Date:	9/23/14

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Susan Schenker
Name:	Susan Schenker

Date:	9/23/14

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

REQUIRED PURCHASERS:

Individual:

/s/ Michael N. Emmerman
Name:	Michael N. Emmerman

Date:	16 September 2014

Entity:

Name:

By:
Name:
Title:

Date:

Signature Page to First Amendment to Securities Purchase Agreement and Series D Warrants